SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2005

E*TRADE Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11921	94-2844166
(Commission File Number)	(IRS Employer Identification No.)

135 East 57th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 17, 2005, E*TRADE Financial Corporation announced that it priced concurrent offerings of its common stock, senior notes and equity units. The proceeds of these securities offerings, in addition to the proceeds from the Company’s previously announced offering of $250 million of senior notes, will be used to finance the planned acquisition of BrownCo. The offerings will be made under the Company’s existing shelf registration statement on Form S-3 (File No. 333-129077) previously filed with the Securities and Exchange Commission and are expected to close on November 22, 2005.

Common Stock Offering

In connection with the offering of common stock, the Company entered into a Common Stock Underwriting Agreement dated November 16, 2005 among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as forward sellers, and Morgan Stanley & Co. International Limited and JPMorgan Chase Bank, National Association, as forward counterparties. Pursuant to the Common Stock Underwriting Agreement, the forward sellers will borrow and sell approximately 36 million shares of the Company’s common stock. The underwriters are offering the shares to the public at a price of $18.00 per share. The Common Stock Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Common Stock Underwriting Agreement is attached hereto as Exhibit 1.1 and the foregoing summary is qualified in its entirety by reference thereto.

The Company also entered into Forward Sale Agreements with the forward counterparties, each dated as of November 16, 2005, relating to the forward sale by the Company of a number of shares of common stock equal to the number of shares of common stock to be borrowed and sold by each forward seller pursuant to the Common Stock Underwriting Agreement. Settlement of the Forward Sale Agreements is expected to occur in conjunction with the closing of the Company’s acquisition of BrownCo, but in no event later than twelve months following the date of the common stock offering. Subject to certain exceptions, the Company has the right to elect physical, cash or net stock settlement of the Forward Sale Agreements. Assuming physical settlement of the Forward Sale Agreements on the closing date of this offering, and assuming a forward price of $18.00 per share, the Company would receive gross proceeds of $650 million upon settlement of the Forward Sale Agreements, before deducting the underwriters’ discount and estimated offering expenses. In addition, the underwriters of the common stock offering have an option to purchase up to approximately 3.6 million additional shares of common stock, exercisable solely to cover over-allotments. Copies of the Forward Sale Agreement with Morgan Stanley & Co. International Limited and the Forward Sale Agreement with JPMorgan Chase Bank, National Association, are attached hereto as Exhibits 4.1 and 4.2, respectively, and the foregoing summary is qualified in its entirety by reference thereto.

Senior Notes Offering

In connection with the offering of senior notes, the Company entered into a Notes Underwriting Agreement dated November 16, 2005 among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein. Pursuant to the Notes Underwriting Agreement, the Company is offering $300 million in aggregate principal amount of 7 7/8% Senior Notes due 2015. The notes are redeemable beginning December 1, 2010. The Company will receive gross proceeds of $300 million from the sale of the notes, before deducting the underwriters’ discount and estimated offering expenses. The Notes Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Notes Underwriting Agreement is attached hereto as Exhibit 1.2 and the foregoing summary is qualified in its entirety by reference thereto.

Equity Units Offering

In connection with the offering of equity units, the Company entered into an Equity Units Underwriting Agreement dated November 16, 2005 among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities, Inc., as representatives of the underwriters named therein. Pursuant to the Equity Units Underwriting Agreement, the Company is offering $450 million in equity units, each with a stated amount of $25 and initially consisting of a purchase contract and a 1/40th, or 2.5 percent, undivided beneficial ownership interest in a $1,000 principal amount 6 1/8% subordinated note due 2018. The purchase contracts will obligate the holders to purchase from the Company, no later than November 18, 2008, between approximately 21 million and 25 million shares of the Company’s common stock, subject to adjustments, depending on the average closing price of the Company’s common stock over the 20 day period ending on the third trading day prior to such date. The subordinated notes will bear interest at the rate of 6 1/8% per year, payable quarterly, subject to certain deferral provisions. The subordinated notes will be remarketed in the future, at which time the interest rate on the notes will be reset and thereafter interest will be payable at the reset rate. The Company will receive gross proceeds of $450 million from the sale of the equity units, before deducting the underwriters’ discount and estimated offering expenses. The Equity Units Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Equity Units Underwriting Agreement is attached hereto as Exhibit 1.3 and the foregoing summary is qualified in its entirety by reference thereto.

The purchase contracts underlying the equity units will be governed by a Purchase Contract and Pledge Agreement among the Company and The Bank of New York as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary, and the 6 1/8% subordinated notes due 2018 underlying the equity units will be governed by a subordinated indenture, as amended by supplemental indenture no. 1, between the Company and The Bank of New York as Trustee. In addition, the Company will enter into a Remarketing Agreement with Morgan Stanley & Co. Incorporated as Remarketing Agent and The Bank of New York as Purchase Contract Agent. Forms of the Purchase Contract and Pledge Agreement, Supplemental Indenture No. 1 and the Remarketing Agreement are attached hereto as Exhibits 4.3, 4.6 and 1.4, respectively, and the foregoing summary is qualified in its entirety by reference thereto. The subordinated indenture was previously filed as an exhibit to the Company’s shelf registration statement.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

1.1	Common Stock Underwriting Agreement among E*TRADE Financial Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as forward sellers, and Morgan Stanley & Co. International Limited and JPMorgan Chase Bank, National Association, as forward counterparties, dated November 16, 2005.

1.2	Notes Underwriting Agreement among E*TRADE Financial Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, dated November 16, 2005.

1.3	Equity Units Underwriting Agreement among E*TRADE Financial Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, dated November 16, 2005.

1.4	Form of Remarketing Agreement among E*TRADE Financial Corporation, Morgan Stanley & Co. Incorporated and The Bank of New York.

4.1	Confirmation of Forward Stock Sale Transaction between E*TRADE Financial Corporation and Morgan Stanley & Co. International Limited dated November 16, 2005.

4.2	Confirmation of Forward Stock Sale Transaction between E*TRADE Financial Corporation and JPMorgan Chase Bank, National Associated dated November 16, 2005.

4.3	Form of Purchase Contract and Pledge Agreement between E*TRADE Financial Corporation and The Bank of New York.

4.4	Form of Corporate Unit (included in Exhibit 4.3 above).

4.5	Form of Treasury Unit (included in Exhibit 4.3 above).

4.6	Form of Supplemental Indenture No. 1 to the Subordinated Indenture between E*TRADE Financial Corporation and The Bank of New York.

4.7	Form of Subordinated Note (included in Exhibit 4.6 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE Financial Corporation

Date: November 18, 2005	By:	/S/ RUSSELL S. ELMER
	Name:	Russell S. Elmer
	Title:	Corporate Secretary

EXHIBIT INDEX

1.1	Common Stock Underwriting Agreement among E*TRADE Financial Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as forward sellers, and Morgan Stanley & Co. International Limited and JPMorgan Chase Bank, National Association, as forward counterparties, dated November 16, 2005.

1.2	Notes Underwriting Agreement among E*TRADE Financial Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, dated November 16, 2005.

1.3	Equity Units Underwriting Agreement among E*TRADE Financial Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters named therein, dated November 16, 2005.

1.4	Form of Remarketing Agreement among E*TRADE Financial Corporation, Morgan Stanley & Co. Incorporated and The Bank of New York.

4.1	Confirmation of Forward Stock Sale Transaction between E*TRADE Financial Corporation and Morgan Stanley & Co. International Limited dated November 16, 2005.

4.2	Confirmation of Forward Stock Sale Transaction between E*TRADE Financial Corporation and JPMorgan Chase Bank, National Associated dated November 16, 2005.

4.3	Form of Purchase Contract and Pledge Agreement between E*TRADE Financial Corporation and The Bank of New York.

4.4	Form of Corporate Unit (included in Exhibit 4.3 above).

4.5	Form of Treasury Unit (included in Exhibit 4.3 above).

4.6	Form of Supplemental Indenture No. 1 to the Subordinated Indenture between E*TRADE Financial Corporation and The Bank of New York.

4.7	Form of Subordinated Note (included in Exhibit 4.6 above).